UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Boxwood Merger Corp.

(Name of Registrant as Specified In Its Charter)

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On January 2, 2020, Boxwood Merger Corp. (“Boxwood”) issued the following press release announcing its intention to convene and then adjourn, without conducting any other business, Boxwood’s adjourned special meeting in lieu of the 2019 annual meeting of its stockholders.

Boxwood Merger Corp. to Adjourn Special Meeting of Stockholders

Until January 30, 2020

Austin, TX (January 2, 2020) – Boxwood Merger Corp. (Nasdaq: BWMC, BWMCU and BWMCW) (“Boxwood”), a special purpose acquisition company, today announced that it intends to convene and then adjourn, without conducting any other business, the adjourned special meeting in lieu of the 2019 annual meeting of stockholders of Boxwood (the “special meeting”), scheduled to occur on Thursday, January 9, 2020, at 10:00 a.m., Eastern Time, until Thursday, January 30, 2020, at 10:00 a.m., Eastern Time, at the offices of Winston & Strawn LLP, located at 200 Park Avenue, New York, NY 10166. The special meeting is being held to vote on the proposals described in Boxwood’s definitive proxy statement, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 12, 2019 (the “definitive proxy statement”), relating to its proposed business combination (the “business combination”) with Atlas Intermediate Holdings LLC (“Atlas”), a leading provider of professional testing, inspection, engineering, program management and consulting services under the name Atlas Technical Consultants and a portfolio company of Bernhard Capital Partners. Boxwood and Atlas expect to close the business combination shortly after the special meeting, subject to the approval of Boxwood’s stockholders at the special meeting and other closing conditions.

Boxwood is in the final stages of completing its arrangement of equity and equity-related financing in connection with the closing of the business combination, and the adjournment is intended to provide Boxwood with the additional time required to conclude such financing arrangements in advance of the special meeting.

In connection with the adjournment of the special meeting, Boxwood has extended the deadline by which holders of Boxwood’s shares of Class A common stock may request that Boxwood redeem all or a portion of such shares for cash if the business combination is consummated to Tuesday, January 28, 2020, at 10:00 a.m., Eastern Time (two business days prior to the vote at the adjourned special meeting), in accordance with the procedures described in the definitive proxy statement.

About Atlas Technical Consultants

Headquartered in Austin, Texas, Atlas is a leading provider of professional testing, inspection engineering and consulting services under the name Atlas Technical Consultants, offering solutions to public and private sector clients in the transportation, commercial, water, government, education and industrial markets. With more than 100 offices in 40 states and over 3,200 employees, Atlas provides a broad range of mission-critical technical services, helping clients test, inspect, certify, plan, design and manage a wide variety of projects across diverse end markets. For more information, go to https://www.oneatlas.com.

About Boxwood Merger Corp.

Boxwood is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In August 2019, Boxwood announced its proposed business combination with Atlas, and filed the definitive proxy statement with the SEC on November 12, 2019. Boxwood’s shares of Class A common stock, units and warrants trade on Nasdaq under the ticker symbols “BWMC,” “BMWCU” and “BWMCW,” respectively.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination and other transactions described herein or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information for Investors and Stockholders

In connection with the business combination, on November 12, 2019, Boxwood filed a definitive proxy statement with the SEC. The definitive proxy statement and other relevant documents has been sent or given to the stockholders of Boxwood as of November 6, 2019, the record date established for voting on the proposed business combination and contains important information about the business combination and related matters. Boxwood stockholders and other interested persons are advised to read the definitive proxy statement, any amendments thereto and any other materials filed or that will be filed with the SEC in connection with Boxwood’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the business combination, because they contain or will contain important information about Boxwood, Atlas and the business combination. Stockholders are also able to obtain copies of the definitive proxy statement and other relevant materials, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Boxwood can be obtained free of charge at https://www.cstproxy.com/boxwoodmc/2019 or by directing a written request to Boxwood Merger Corp., 8801 Calera Drive, Austin, Texas 78735 or by telephone at (512) 575-3637.

Participants in the Solicitation

Boxwood and Atlas and their respective directors and executive officers may be deemed participants in the solicitation of proxies of Boxwood stockholders in connection with the business combination. Information about such persons, including their names and a description of their interests in Boxwood, Atlas and the business combination, as applicable, are set forth in the definitive proxy statement for the proposed business combination. The definitive proxy statement is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Boxwood, 8801 Calera Drive, Austin, Texas 78735 or by telephone at (512) 575-3637.

Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about Boxwood’s ability to arrange equity and equity-related financing in connection with the closing of the business combination, the parties’ ability to effect the business combination and the benefits of the business combination. These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and Boxwood and Atlas do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the unit purchase agreement entered into in connection with the business combination (the “transaction agreement”); (2) the outcome of any legal proceedings that may be instituted against Boxwood or Atlas relating to the proposed business combination and related transactions or the definitive proxy statement; (3) the inability to complete the transactions contemplated by the transaction agreement due to the failure to arrange equity and/or equity-related financing in connection with the closing of the business combination, obtain approval of the stockholders of Boxwood or satisfy other conditions to the closing of the business combination and the inability to complete the transactions contemplated by the agreement between Atlas and Long Engineering, Inc. (“Long Engineering”) due to the failure to satisfy the conditions to the closing of such transactions; (4) the ability to obtain or maintain the listing of Boxwood’s shares of Class A common stock and warrants on Nasdaq following the business combination; (5) the risk that the business combination disrupts the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the business combination or the acquisition of Long Engineering, which may be affected by, among other things, competition, the ability of Boxwood, Atlas and Long Engineering to grow and manage growth profitably, maintain relationships with customers and suppliers and retain management and key employees; (7) costs related to the business combination and the acquisition of Long Engineering; (8) changes in applicable laws or regulations; (9) the possibility that Boxwood, Atlas or Long Engineering may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the definitive proxy statement filed by Boxwood with the SEC in connection with the business combination, including those under “Risk Factors” therein, and other factors identified in Boxwood’s prior and future filings with the SEC, available at www.sec.gov.

Contacts

Investors
Rodny Nacier, 512-851-1507
ir@oneatlas.com

Media
Elyse Gentile, 646-677-1823
Elyse.Gentile@icrinc.com

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